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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 31, 2002




                        WilTel Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



            Nevada                  000-50040               01-0744785
        (State or other           (Commission           (I.R.S. Employer
        jurisdiction of           File Number)          Identification No.)
        incorporation)



   One Technology Center, Tulsa, Oklahoma                                  74103
   (Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code: 918-547-6000



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On October 31, 2002, WilTel Communications Group, Inc. (the "Registrant") announced the selection of Jeffrey K. Storey to serve as president and chief executive officer. Mr. Storey will also serve as a member of the board of directors.

Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibits as part of this report:

         Exhibit 99.1. Copy of the Registrant's press release, dated October 31, 2002, publicly announcing the items reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WILTEL COMMUNICATIONS GROUP, INC.




Date: November 4, 2002              /s/ P. David Newsome, Jr.
                                  ----------------------------------------------
                                  Name:  P. David Newsome, Jr.
                                  Title: General Counsel and Corporate Secretary







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                                Index to Exhibits

Exhibit
Number           Description
-------          -----------
Exhibit 99.1.    Copy of the Registrant's press release, dated October 31, 2002, publicly announcing the items reported herein.